EXHIBIT 32.2

            Section 1350 Certification of the Chief Financial Officer

In connection with the Annual Report of Rofin-Sinar Technologies Inc. (the "Company") on Form 10-K for the year ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gunther Braun, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    December 13, 2004

                                              /s/  Gunther Braun
                                              ----------------------------------
                                                   Gunther Braun
                                                   Chief Financial Officer